SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 22, 2004

SMURFIT-STONE CONTAINER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23876	43-1531401
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	150 North Michigan Avenue Chicago, Illinois	60601
	(Address of principal executive offices)	(Zip Code)

(312) 346-6600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)           On October 21, 2004, Smurfit-Stone Container Corporation announced that it has elected Connie K. Duckworth to its board of directors.  Ms. Duckworth was also appointed as a member of the compensation committee of the board of directors.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(c)           Exhibits:

99.1         Press Release dated October 21, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMURFIT-STONE CONTAINER CORPORATION

Dated: October 22, 2004	By:	/s/ Craig A. Hunt
	Name:	Craig A. Hunt
	Title:	Vice President, Secretary and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 21, 2004.